UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2017

ALJ Regional Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37689	13-4082185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Madison Avenue, PMB #358 New York, NY	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 883-0083

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On September 20, 2017, Phoenix Color Corp. (“Phoenix”), a wholly owned subsidiary of ALJ Regional Holdings, Inc. (“ALJ” or the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with LSC Communications, Inc. (“LSC”) and Moore-Langen Printing Company, Inc. (“Moore-Langen”).

Pursuant to the terms and subject to the conditions of the Purchase Agreement, Phoenix will acquire certain assets and assume certain liabilities from Moore-Langen in respect of its printing and manufacturing services division in Terre Haute, Indiana. As consideration for the acquisition, Phoenix will pay an aggregate purchase price of $10,000,000 in cash, subject to customary net working capital adjustments.  Phoenix will withhold $1,000,000 from the consideration paid at the closing and will pay such amount to Moore-Langen on the one-year anniversary of the closing.

The Purchase Agreement contains customary representations, warranties and covenants, including covenants regarding acquiring required consents prior to the closing. The Purchase Agreement also contains customary termination rights for each of Phoenix and Moore-Langen prior to the closing date.  The Purchase Agreement further provides that Moore-Langen will indemnify Phoenix for breaches by Moore-Langen of its representations and warranties and covenants under the Purchase Agreement.

At the closing of the acquisition, Phoenix and LSC will also enter into a supply agreement (the “Supply Agreement”), pursuant to which LSC will agree to purchase from Phoenix its print requirements to continue servicing certain of its customers. Under the Supply Agreement, LSC will also commit to buy minimum amounts of certain components from Phoenix, and to provide Phoenix with a right of last refusal to supply certain non-component work.

Phoenix and ALJ expect to finance the acquisition by borrowing under a term loan with Cerberus Business Finance, LLC (“Cerberus”), selling an aggregate of $1.5 million of ALJ common stock in a private offering to two investors who are unaffiliated with ALJ, and using the $1.0 million in proceeds from the August 2017 exercise by Jess Ravich, Executive Chairman of ALJ, of certain of his outstanding vested options to purchase ALJ common stock.  ALJ expects to enter into an amendment to the financing agreement with Cerberus to facilitate the term loan.  The private sale will close concurrently with the closing of the acquisition, subject to customary closing conditions, and will involve the sale of an aggregate of 477,706 shares at a price per share equal to $3.14.  ALJ has also agreed to enter into registration rights agreements with the investors at the closing of the private sale, granting them customary registration rights in connection with the resale of their shares.

The foregoing description of the Purchase Agreement is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

The representations, warranties, covenants and agreements of Phoenix, LSC and Moore-Langen contained in the Purchase Agreement have been made (i) only for purposes of the Purchase Agreement, (ii) have been qualified by confidential disclosures made to the other party in disclosure schedules delivered in connection with the Purchase Agreement, (iii) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement, and (v) have been included in the Purchase Agreement for the purpose of allocating risk between the parties rather than establishing matters as fact. Accordingly, the Purchase Agreement is included as an exhibit to this Current Report on Form 8-K only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding Moore-Langen, LSC or Phoenix. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of Moore-Langen, LSC, Phoenix or any of their subsidiaries or affiliates. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in ALJ’s public disclosures.

ITEM 7.01. Regulation FD Disclosure.

On September 21, 2017, ALJ and Phoenix jointly issued a news release announcing the Purchase Agreement. The full text of the news release is furnished as Exhibit 99.1 hereto.

The information under this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 hereto shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement of the issuer, except as shall be expressly set forth by specific reference in such filing.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes statements regarding our assumptions, projections, expectations, targets, intentions or beliefs about future events or other statements that are not historical facts. Words or phrases such as “will,” “would,” “expects” or similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding ALJ’s expectations regarding completion of the acquisition, financing of the acquisition and the business and operations of Phoenix after the closing of the acquisition. These forward-looking statements are based on current assumptions and predictions and are subject to numerous risks and uncertainties. Actual results or events could differ materially from those set forth or implied by such forward-looking statements and related assumptions due to certain factors, including, without limitation, the risks set forth in our annual report on Form 10-K, quarterly reports on Form 10-Q and periodic reports filed with the U.S. Securities and Exchange Commission and available through EDGAR on the SEC’s website at www.sec.gov.

Any forward-looking statements included in this Form 8-K are made as of the date hereof, based on information available to us as of the date hereof, and we assume no obligation to update any forward-looking statements.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION
2.1	Asset Purchase Agreement, dated as of September 20, 2017, by and among Phoenix Color Corp., LSC Communications, Inc. and Moore-Langen Printing Company, Inc.

99.1	News Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALJ Regional Holdings, Inc.

September 21, 2017	By:	/s/ Brian Hartman
Brian Hartman
Chief Financial Officer (Principal Financial Officer)